UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2026

Polaryx Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-43080	47-3393659
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

South Tower, 140 E Ridgewood Avenue, Suite 415

Paramus, NJ 07652

(Address of principal executive offices) (Zip Code)

(201) 940-7236

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLYX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 19, 2026, Lisa Bollinger, MD, Chief Medical Officer of Polaryx Therapeutics, Inc. (the “Company”), resigned from her position with the Company, effective immediately. The Company does not anticipate that Dr. Bollinger’s resignation will affect previously disclosed clinical timelines, regulatory plans or development strategy.

The Company has commenced a search for a successor. In the interim, responsibilities previously overseen by Dr. Bollinger will be assumed by members of the Company’s existing leadership team.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Polaryx Therapeutics, Inc.

/s/ Alex Yang
Alex Yang
Chief Executive Officer

Date: July 21, 2026

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